                                                               EXHIBIT 17(b)(10)

--------------------------------------------------------------------------------



                                Information for:


                 Special Committee of the Board of Directors of

                               [UNITED FOODS LOGO]

                                 October 5, 1998

                           [J.C. BRADFORD & CO. LOGO]

                               330 Commerce Street
                               Nashville, TN 37201
                                  (800)522-4750

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

         I.       Fairness Issues

         II.      Comparable Company Analysis

         III.     Comparable Transaction Analysis

         IV.      Discounted Cash Flow Analysis

         V.       Trading and Equity Analysis

Fairness Issues


         -        Market value is below book value

         -        Comparable companies trade higher as a multiple of EBITDA

         - Cash compensation is high compared to comparable companies, and while there is a basis for this, add back analysis should be considered

         -        Commodity-based business and inability to forecast

         -        Illiquidity of stock

         -        Limited growth opportunities, i.e. mature market

         -        Shrinking margins in frozen food business

         -        Lack of realistic alternatives to this deal

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                       Overall Adjusted Average Multiples
                                                                  (In thousands)

         Price to Trailing Earnings Multiple Basis:

LTM earnings ended  8/31/98                  $         779

Adjusted Average Multiple                            15.76  x
                                             -------------

Valuation                                    $      12,281

                                             -------------
Valuation per Share(1)                       $        1.80
                                             -------------


         Price to Calendar 1998 Earnings Multiple Basis:

Estimated earnings ended  12/31/98           $         581

Adjusted Average Multiple                            16.44  x
                                             -------------

Valuation                                    $       9,549

                                             -------------
Valuation per Share(1)                       $        1.40
                                             -------------


         Price to Calendar 1999 Earnings Multiple Basis:(2)

Estimated earnings ended  12/31/99           $         627

Adjusted Average Multiple                            13.47  x
                                             -------------

Valuation                                    $       8,445

                                             -------------
Valuation per Share(1)                       $        1.24
                                             -------------


         LTM EBITDA Multiple Basis:

LTM EBITDA ended  8/31/98                    $      12,842

Adjusted Average Multiple                             8.07  x
                                             -------------

                                                   103,654

Less total debt, net of cash on 8/31/98             42,622
                                             -------------

Valuation                                    $      61,032

                                             -------------
Valuation per Share(1)                       $        8.96
                                             -------------


         LTM Revenues Multiple Basis:

LTM Revenues ended  8/31/98                  $     201,367

Adjusted Average Multiple                             0.71  x
                                             -------------

                                                   142,697

Less total debt, net of cash on 8/31/98             42,622
                                             -------------

Valuation                                    $     100,075

                                             -------------
Valuation per Share(1)                       $       14.70
                                             -------------


(1) Based on 6.8 million shares outstanding.

(2) Based on 0% growth, base case projection.

Comparable Company Analysis



                  Price to Calendar 1999 Earnings Multiple Basis:

                  Valuation Per Share (1)


                  Adjusted Average Multiple                 13.47x

                  Projected          No Expenses   $500,000 of Expenses
                  Growth Rate         Added Back        Added Back
                  -----------         ----------        ----------

                     0.0%              $   1.24          $   2.11

                     2.5%              $   1.55          $   2.73

                     5.0%              $   1.86          $   3.05



(1) Based on 6.8 million shares outstanding.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
                       Comparable Company Market Multiples

                                                                                               5-Year
                                             LTM        LTM       Cal. 1998     Cal. 1999     Projected      52 Week
Company                       Ticker         End        EPS        Est. EPS    Est. EPS (1)  Growth Rate   High    Low

United Foods                  UFD.A         Aug 98      0.09           0.09          0.09          NA       4.00    2.06

Chiquita Brands Intl.         CQB           Jun 98    $(0.40)         $0.79         $1.10        10.0%   $ 18.13  $10.25
Dean Foods Co.                DF            Aug 98      2.62           2.64          2.92        13.8%     60.69   40.50
Fresh America Corp.           FRES          Jul 98      1.24           1.59          1.96        25.0%     27.88   11.63
Hanover Foods Corp.           3HNFSA        May 98     11.62             NA            NA          NA     100.00   36.25
Mccormick & Co.               MCCRK         Aug 98      1.37           1.47          1.64         9.5%     36.44   22.75
Michael Foods, Inc.           MIKL  (2)     Jun 98      1.76           1.82          2.05        12.0%     31.13   19.75
Performance Food Group Co.    PFGC          Jun 98      1.08           1.22          1.47        17.5%     26.25   15.63
Seneca Foods Corp.            SENEB         Jun 98     (1.35)            NA            NA           NA     18.50   12.00
Smithfield Companies, Inc.    HAMS          Jun 98      0.46             NA            NA           NA      8.25    5.38
Smucker (Jm) Co.              SJM.A         Jul 98      1.26           1.30          1.44           NA     30.00   21.06
Sylvan, Inc.                  SYLN          Jun 98      1.08           1.13          1.30        15.0%     18.75   11.75
Tyson Foods, Inc.             TSN           Jun 98      0.73           0.93          1.41        12.0%     24.75   16.31
Vlasic Foods International    VL            Jul 97      1.27           0.74          1.14        12.0%     27.00   13.69

                              Based on closing stock price as of         10/1/98
                            ----------------------------------------------------
                                                          Price/         Price/        Cal. 1998      Cal. 1999
                              Price      Price/         Cal. 1998      Cal. 1999          PE/            PE/
Company                     per Share    LTM EPS         Est. EPS       Est. EPS      Growth Rate    Growth Rate

United Foods                   2.81        31.3            31.3           31.3              NM             NM

Chiquita Brands Intl.        $10.56          NM  x         13.4  x         9.6  x        133.7%          96.0%
Dean Foods Co.                44.00        16.8            16.7           15.1           120.8%         109.1%
Fresh America Corp.           12.00         9.7             7.6            6.1            30.2%          24.5%
Hanover Foods Corp.           57.00         4.9              NA             NA              NM             NM
Mccormick & Co.               29.00        21.2            19.7           17.6           207.1%         185.7%
Michael Foods, Inc.           23.25        13.2            12.8           11.3           106.5%          94.5%
Performance Food Group Co.    21.50        19.9            17.6           14.7           100.5%          83.7%
Seneca Foods Corp.            12.00          NM              NA             NA              NM             NM
Smithfield Companies, Inc.     7.50        16.3              NA             NA              NM             NM
Smucker (Jm) Co.              22.06        17.5            17.0           15.3              NM             NM
Sylvan, Inc.                  13.50        12.5            11.9           10.4            79.6%          69.2%
Tyson Foods, Inc.             21.06        28.9            22.5           15.0           187.8%         124.7%
Vlasic Foods International    18.81        14.8            25.3           16.4           211.2%         136.9%


                                           ------------------------------------------------------------------
Median:                                    16.3  x         16.8  x        14.8  x        120.8%          96.0%

Average:                                   16.0            16.4           13.2           130.8%         102.7%

Adjusted Average (excludes high and low):  15.8            16.4           13.5           133.7%         102.0%
                                           ------------------------------------------------------------------


(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

(2) MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
               Comparable Company Market Capitalization Multiples

                                                                                                                      (In thousands)

                                                                                                     Total            Total
                                                     10/1/98      Number of         Total            Debt,            Market
Company                              Ticker           Price         Shares          Equity        Net of Cash         Capital

United Foods                         UFD.A             2.81           6,810           19,153          42,622            61,775

Chiquita Brands Intl.                CQB             $10.56          65,369       $  690,297         987,630        $1,677,927
Dean Foods Co.                       DF     (1)       44.00          39,970        1,758,680         544,060         2,302,740
Fresh America Corp.                  FRES             12.00           4,864           58,368          20,480            78,848
Hanover Foods Corp.                  3HNFSA           57.00             717           40,869          33,755            74,624
Mccormick & Co.                      MCCRK            29.00          73,404        2,128,716         503,410         2,632,126
Michael Foods, Inc.                  MIKL   (2)       23.25          21,963          510,640         136,808           647,448
Performance Food Group Co.           PFGC             21.50          12,549          269,804          73,881           343,685
Seneca Foods Corp.                   SENEB            12.00           5,985           71,820         318,358           390,178
Smithfield Companies, Inc.           HAMS              7.50           2,343           17,573          (6,820)           10,753
Smucker (Jm) Co.                     SJM.A  (3)       22.06          29,127          642,614          (7,052)          635,562
Sylvan, Inc.                         SYLN             13.50           6,452           87,102          27,767           114,869
Tyson Foods, Inc.                    TSN              21.06         231,154        4,868,681       2,066,600         6,935,281
Vlasic Foods International           VL               18.81          45,455          855,122         561,747         1,416,869


                                     LTM                                   Market         Market
                                    Total              LTM                 Cap./           Cap./
                                   Revenues           EBITDA               EBITDA        Revenues

Company

United Foods                        201,367            12,842               4.8            0.31

Chiquita Brands Intl.            $2,617,491          $200,219               8.4  x         0.64  x
Dean Foods Co.                    2,941,082           239,662               9.6            0.78
Fresh America Corp.                 440,836            12,153               6.5            0.18
Hanover Foods Corp.                 260,621            22,218               3.4            0.29
Mccormick & Co.                   1,852,422           242,604              10.8            1.42
Michael Foods, Inc.               1,012,218           106,802               6.1            0.64
Performance Food Group Co.        1,410,929            34,725               9.9            0.24
Seneca Foods Corp.                  701,636            43,724               8.9            0.56
Smithfield Companies, Inc.           19,725             1,771               6.1            0.55
Smucker (Jm) Co.                    568,587            77,583               8.2            1.12
Sylvan, Inc.                         85,041            17,253               6.7            1.35
Tyson Foods, Inc.                 7,007,500           635,300              10.9            0.99
Vlasic Foods International        1,357,274           111,355              12.7            1.04

Median:                                                                     8.4  x         0.64  x

Average:                                                                    8.3            0.75

Adjusted Average (excludes high and low):                                   8.1            0.71


(1) DF LTM EBITDA is estimated as a percent of sales.
(2) MIKL LTM EBITDA is estimated as a percent of sales.
(3) SJM.A LTM EBITDA is estimated as a percent of sales.

Comparable Company Analysis



United Foods, Inc. grows, processes, markets and distributes food products. The
         Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

                                    [CHART]

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97



         [CHART]                                               [CHART]


         [CHART]                                               [CHART]

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97



         [CHART]                                               [CHART]


         [CHART]                                               [CHART]

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97



         [CHART]                                               [CHART]


         [CHART]                                               [CHART]

Comparable Company Analysis


                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97


                                    [CHART]

Comparable Company Analysis



         -        Description of Comparable Companies


         Chiquita Brands International, Inc. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

       Dean Foods Company processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

         Fresh America Corporation is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

         Hanover Foods Corporation processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

Comparable Company Analysis


         -        Description of Comparable Companies


         McCormick & Company Incorporated is a specialty food company. The
                  Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

         Michael Foods, Inc. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

         Performance Food Group Co. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

         Seneca Foods Corporation is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

Comparable Company Analysis



         -        Description of Comparable Companies

         The Smithfield Companies, Inc. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

         The J.M. Smucker Company manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

         Sylvan Inc. produces and distributes mushroom spawn and fresh mushrooms. The Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

         Tyson Foods, Inc. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

Comparable Company Analysis



         -        Description of Comparable Companies


         Vlasic Foods International manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

Comparable Transaction Analysis


                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
                          Food Distribution Companies*

                                                     (In 000s, except per share)



         Price to Trailing Earnings Multiple Basis:

LTM earnings ended                2/28/99            $   779

Adjusted Average Multiple                               23.9  x
                                                     -------

Valuation                                            $18,586

                                                     -------
Valuation Per Share(1)                               $  2.73
                                                     -------


         LTM EBIT Multiple Basis:

LTM EBIT ended                    2/28/99            $ 5,443

Adjusted Average Multiple                               16.4  x

                                                     -------

                                                      89,062

Less total debt, net of cash on   2/28/99             42,622
                                                     -------

Valuation                                            $46,440

                                                     -------
Valuation Per Share(1)                               $  6.82
                                                     -------


         LTM EBITDA Multiple Basis:

LTM EBITDA ended                  2/28/99           $ 12,842

Adjusted Average Multiple                               12.4  x
                                                    --------

                                                     159,571

Less total debt, net of cash on   2/28/99             42,622
                                                    --------

Valuation                                           $116,949

                                                    --------
Valuation Per Share(1)                              $  17.17
                                                    --------


         LTM Revenues Multiple Basis:

LTM Revenues ended                2/28/99           $201,367

Adjusted Average Multiple                                1.1  x
                                                    --------

                                                     223,945

Less total debt, net of cash on   2/28/99             42,622
                                                    --------

Valuation                                           $181,323

                                                    --------
Valuation Per Share(1)                              $  26.63
                                                    --------



         Book Value Multiple Basis:

Book Value at 8/31/98                               $ 45,518

Adjusted Average Multiple                                3.7  x
                                                    --------

Valuation                                           $167,835

Valuation Per Share                                 $  24.65
                                                    --------


(1) Based on 6.8 million shares outstanding.

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/4/98.

Comparable Transaction Analysis



                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division

                                                     (In 000s, except per share)

                          LTM Revenues Multiple Basis:

      LTM Revenues ended                        2/28/99          $201,367

      Transaction Multiple                                            0.8  x
                                                                 --------

                                                                  156,395

      Less total debt, net of cash on           2/28/99            42,622
                                                                 --------

      Valuation                                                  $113,773

                                                                 --------
      Valuation Per Share                                        $  16.71
                                                                 --------


                            LTM EBIT Multiple Basis:


      LTM EBIT ended                            2/28/99          $  5,443

      Transaction Multiple                                           11.4  x
                                                                 --------

                                                                   61,876

      Less total debt, net of cash on           2/28/99            42,622
                                                                 --------

      Valuation                                                  $ 19,254

                                                                 --------
      Valuation Per Share                                        $   2.83
                                                                 --------

Comparable Transaction Analysis


                           FOOD DISTRIBUTION COMPANIES*   (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90




                                                                                           Aggreg. Equity Consid.
                                                                                              as a Multiple of:
                                                    Aggregate            Levered           ----------------------
  Date                                               Equity             Aggregate          LTM Net          Book
Announced     Acquiror / Target                   Consideration      Consideration(2)       Income          Value
---------     --------------------------------    -------------      ----------------       ------          -----

 06/07/90     ConAgra Inc                            $1,336.0            $3,294.0               NM            1.5
                  Beatrice Co

 09/28/90     Shareholders                           $1,607.0            $1,607.0             73.4            2.0
                  Pet Inc(Whitman Corp)

 10/19/90     MANO Holdings                          $   42.5            $   42.5             17.0            3.0
                  B Manischewitz Co

 04/19/91     ConAgra Inc                            $  408.4            $  408.4             20.8            3.8
                  Golden Valley Microwave Foods

 07/18/91     HJ Heinz Co                            $  500.0            $  500.0               NA             NA
                  JL Foods Inc(John Labatt Ltd)

 12/20/91     CPC International Inc                  $  115.0            $  115.0               NA             NA
                  Fearn Intl(Kellogg Co)

 01/24/92     Burns Philp Inc                        $   85.0            $   85.0               NA             NA
                  Durkee-French Foods(Burns)

 04/09/92     Ben Hill Griffin Inc                   $   31.0            $   31.0               NM            0.7
                  Orange-co(Stoneridge Res Inc)

 04/22/92     Shareholders                           $  181.1            $  181.1              9.2            2.4
                  Ralston-Continental Baking

 10/12/92     Dean Foods Co                          $   15.0            $   15.0               NM            1.2
                  WB Roddenbery Co

 08/12/93     Pro-Fac Cooperative Inc                $  164.2            $  431.2               NM            2.0
                  Curtice-Burns Foods(Pro-Fac)

 08/16/93     Shareholders                           $  528.0            $  528.0               NA             NA
                  Ralcorp Holdings Inc(Ralston)

 11/01/93     Dean Foods Co                          $  140.0            $  140.0             23.3             NA
                  Kraft General Foods-Birds Eye


                                                      Levered Aggregate Consideration
                                                              as a Multiple of:
                                                      -------------------------------
  Date                                                  LTM          LTM         LTM        Percent
Announced     Acquiror / Target                       Revenue       EBITDA       EBIT       Acquired
---------     --------------------------------        -------       ------       ----       --------
 06/07/90     ConAgra Inc                               0.8           6.9         9.6         100.0%
                  Beatrice Co

 09/28/90     Shareholders                              0.9           5.5         6.7         100.0%
                  Pet Inc(Whitman Corp)

 10/19/90     MANO Holdings                             1.2           8.5        10.1         100.0%
                  B Manischewitz Co

 04/19/91     ConAgra Inc                               2.3          19.1        30.0         100.0%
                  Golden Valley Microwave Foods

 07/18/91     HJ Heinz Co                               1.1            NA          NA         100.0%
                  JL Foods Inc(John Labatt Ltd)

 12/20/91     CPC International Inc                     1.2            NA          NA         100.0%
                  Fearn Intl(Kellogg Co)

 01/24/92     Burns Philp Inc                           0.4            NA          NA         100.0%
                  Durkee-French Foods(Burns)

 04/09/92     Ben Hill Griffin Inc                      0.5            NM          NM          52.3%
                  Orange-co(Stoneridge Res Inc)

 04/22/92     Shareholders                              0.2            NA         3.5          55.0%
                  Ralston-Continental Baking

 10/12/92     Dean Foods Co                             0.3            NM          NM         100.0%
                  WB Roddenbery Co

 08/12/93     Pro-Fac Cooperative Inc                   0.5          20.5          NM         100.0%
                  Curtice-Burns Foods(Pro-Fac)

 08/16/93     Shareholders                              0.7            NA          NA         100.0%
                  Ralcorp Holdings Inc(Ralston)

 11/01/93     Dean Foods Co                             0.6            NA          NA         100.0%
                  Kraft General Foods-Birds Eye

Comparable Transaction Analysis


                         FOOD DISTRIBUTION COMPANIES*    (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                                    Aggreg. Equity Consid.
                                                                                                       as a Multiple of:
                                                                 Aggregate        Levered           ----------------------
  Date                                                            Equity         Aggregate          LTM Net         Book
Announced     Acquiror / Target                                Consideration  Consideration(2)       Income         Value
---------     --------------------------------                 -------------  ---------------       --------        -----

 03/18/94     Doskocil Cos Inc                                   $  135.0         $  135.0             NA            NA
                  Intl Multifoods-Prepared Foods

 04/18/94     ConAgra Inc                                        $  202.0         $  202.0             NA            NA
                  Universal Foods-Frozen Foods

 04/20/94     Schreiber Foods Inc                                $   11.8         $   11.8           16.9           2.8
                  Arden International Kitchens

 05/23/94     Sandoz AG                                          $3,685.7         $3,685.7           32.3          10.1
                  Gerber Products Co

 09/12/94     Kohlberg Kravis Roberts & Co                       $2,222.9         $4,622.9             NM           8.6
                  Borden Inc

 11/28/94     Campbell Soup Co                                   $1,115.0         $1,115.0           24.8          18.3
                  Pace Foods

 01/09/95     Pillsbury Co(Grand Met PLC)                        $2,636.5         $2,636.5           23.4           7.3
                  Pet Inc(Pillsbury/Grand Met)

 07/26/95     Shareholders                                       $  309.8         $  309.8             NM           0.5
                  Earthgrains Co(Anheuser-Busch)

 03/15/96     ConAgra Inc                                        $  132.0         $  132.0             NA            NA
                  Gilroy Foods Inc

 06/30/97     JP Foodservice Inc                                 $  770.6         $1,510.6             NM           2.3
                  Rykoff-Sexton Inc

 09/09/97     Shareholders                                       $1,004.8         $1,004.8             NA            NA
                  Campbell Soup-Noncore Bus(7)

 09/18/97     Chiquita Brands International                      $   10.9         $   42.9             NM           1.8
                  Stokely USA Inc

 09/29/97     Suiza Foods Corp                                   $  855.9         $1,035.9           47.0           8.6
                  Morningstar Group Inc


                                                                Levered Aggregate Consideration
                                                                        as a Multiple of:
                                                                -------------------------------
   Date                                                           LTM          LTM         LTM       Percent
Announced     Acquiror / Target                                 Revenue       EBITDA       EBIT      Acquired
---------     --------------------------------                  -------       ------       ----      --------

 03/18/94     Doskocil Cos Inc                                    0.7            NA          NA        100.0%
                  Intl Multifoods-Prepared Foods

 04/18/94     ConAgra Inc                                          NA            NA          NA           NA
                  Universal Foods-Frozen Foods

 04/20/94     Schreiber Foods Inc                                 0.6           5.6        10.7        100.0%
                  Arden International Kitchens

 05/23/94     Sandoz AG                                           3.1          16.3        20.0        100.0%
                  Gerber Products Co

 09/12/94     Kohlberg Kravis Roberts & Co                        0.8            NA        40.1        100.0%
                  Borden Inc

 11/28/94     Campbell Soup Co                                    4.8          23.7        26.3        100.0%
                  Pace Foods

 01/09/95     Pillsbury Co(Grand Met PLC)                         1.7          10.0        12.2        100.0%
                  Pet Inc(Pillsbury/Grand Met)

 07/26/95     Shareholders                                        0.2            NA          NM        100.0%
                  Earthgrains Co(Anheuser-Busch)

 03/15/96     ConAgra Inc                                         0.7            NA          NA        100.0%
                  Gilroy Foods Inc

 06/30/97     JP Foodservice Inc                                  2.9            NM          NM        100.0%
                  Rykoff-Sexton Inc

 09/09/97     Shareholders                                        0.7            NA          NA        100.0%
                  Campbell Soup-Noncore Bus(7)

 09/18/97     Chiquita Brands International                       0.2            NM          NM        100.0%
                  Stokely USA Inc

 09/29/97     Suiza Foods Corp                                    2.1            NA        26.6        100.0%
                  Morningstar Group Inc

Comparable Transaction Analysis



                        FOOD DISTRIBUTION COMPANIES*     (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90


                                                                                               Aggreg. Equity Consid.
                                                                                                 as a Multiple of:
                                                              Aggregate         Levered        ----------------------
   Date                                                        Equity          Aggregate        LTM Net        Book
Announced     Acquiror / Target                             Consideration   Consideration (2)    Income        Value
---------     ------------------------------                -------------   -----------------   -------        -----

 10/01/97     Chiquita Brands International                     $ 27.0           $ 29.0           7.5           1.1
                   American Fine Foods Inc

 02/18/98     Agrilink Foods(Pro-Fac)                           $  6.9           $  6.9            NA            NA
                   Delagra Corp

 05/08/98     Agrobios(Desc SA de CV)                           $141.9           $141.9            NM           3.5
                   Authentic Specialty Foods Inc

 07/21/98     Agrilink Foods(Pro-Fac)                               NA               NA            NA            NA
                   JA Hopay Distributing Co

 07/27/98     Agrilink Foods(Pro-Fac)                           $480.0           $482.0            NA            NA
                   Dean Foods Co-Vegetable Ops

                                                                                                 ------------------
                                   Average:                                                      26.9           4.3

                                   Adjusted Average                                              23.9           3.7
                                                                                                 ------------------

                                                         Levered Aggregate Consideration
                                                                as a Multiple of:
                                                         -------------------------------
  Date                                                       LTM       LTM        LTM       Percent
Announced     Acquiror / Target                            Revenue    EBITDA      EBIT      Acquired
---------     ------------------------------               -------    ------      ----      --------

 10/01/97     Chiquita Brands International                  0.4         NA         NA        100.0%
                   American Fine Foods Inc

 02/18/98     Agrilink Foods(Pro-Fac)                         NA         NA         NA        100.0%
                   Delagra Corp

 05/08/98     Agrobios(Desc SA de CV)                        3.8         NM         NM        100.0%
                   Authentic Specialty Foods Inc

 07/21/98     Agrilink Foods(Pro-Fac)                         NA         NA         NA        100.0%
                   JA Hopay Distributing Co

 07/27/98     Agrilink Foods(Pro-Fac)                        0.8         NA       11.4        100.0%
                   Dean Foods Co-Vegetable Ops

                                                             -------------------------
                                   Average:                  1.2       12.9       17.3

                                   Adjusted Average          1.1       12.4       16.4
                                                             -------------------------

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/1/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

Comparable Transaction Analysis


                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
                      Frozen Food Distribution Companies*

                                                     (In 000s, except per share)


            Price to Trailing Earnings Multiple Basis:

LTM earnings ended           2/28/99                  $   779

Adjusted Average Multiple                                20.1  x
                                                      -------

Valuation                                             $15,657

                                                      -------
Valuation Per Share(1)                                $  2.30
                                                      -------


                    LTM EBIT Multiple Basis:

LTM EBIT ended                    2/28/99        $ 5,443

Adjusted Average Multiple                           11.0  x

                                                 -------

                                                  60,132

Less total debt, net of cash on   2/28/99         42,622
                                                 -------

Valuation                                        $17,510

                                                 -------
Valuation Per Share(1)                           $  2.57
                                                 -------

                   LTM EBITDA Multiple Basis:

LTM EBITDA ended                  2/28/99           $12,842

Adjusted Average Multiple                               5.6  x
                                                    -------

                                                     72,160

Less total debt, net of cash on   2/28/99            42,622
                                                    -------

Valuation                                           $29,538

                                                    -------
Valuation Per Share(1)                              $  4.34
                                                    -------

                LTM Revenues Multiple Basis:

LTM Revenues ended                2/28/99          $201,367

Adjusted Average Multiple                               0.7  x
                                                   --------

                                                    139,124

Less total debt, net of cash on   2/28/99            42,622
                                                   --------

Valuation                                          $ 96,502

                                                   --------
Valuation Per Share(1)                             $  14.17
                                                   --------







         Book Value Multiple Basis:

Book Value at 8/31/98                               $ 45,518

Adjusted Average Multiple                                2.8  x
                                                    --------

Valuation                                           $127,884

Valuation Per Share(1)                              $  18.78
                                                    --------


(1) Based on 6.8 million shares outstanding.

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/4/98.

Comparable Transaction Analysis


                     FROZEN FOOD DISTRIBUTION COMPANIES* (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                                Aggreg. Equity Consid.
                                                                                                  as a Multiple of:
                                                              Aggregate         Levered         ---------------------
  Date                                                         Equity          Aggregate        LTM Net        Book
Announced     Acquiror / Target                             Consideration   Consideration (2)    Income        Value
---------     -----------------------------------           -------------   -----------------   -------        -----

 07/18/91     HJ Heinz Co                                       $500.0           $500.0             NA           NA
                   JL Foods Inc(John Labatt Ltd)

 11/01/93     Dean Foods Co                                     $140.0           $140.0           23.3           NA
                   Kraft General Foods-Birds Eye

 04/20/94     Schreiber Foods Inc                               $ 11.8           $ 11.8           16.9          2.8
                   Arden International Kitchens

 02/18/98     Agrilink Foods(Pro-Fac)                           $  6.9           $  6.9             NA           NA
                   Delagra Corp

 07/21/98     Agrilink Foods(Pro-Fac)                               NA               NA             NA           NA
                   JA Hopay Distributing Co

 07/27/98     Agrilink Foods(Pro-Fac)                           $480.0           $482.0             NA           NA
                   Dean Foods Co-Vegetable Ops

                                                                                                  -----------------
                            Average:                                                              20.1          2.8

                            Adjusted Average                                                      20.1          2.8
                                                                                                  -----------------



                                                    Levered Aggregate Consideration
                                                           as a Multiple of:
                                                    -------------------------------
  Date                                                  LTM         LTM       LTM       Percent
Announced     Acquiror / Target                       Revenue      EBITDA     EBIT      Acquired
---------     -----------------------------------     -------      ------     ----      --------

 07/18/91     HJ Heinz Co                                1.1         NA         NA        100.0%
                   JL Foods Inc(John Labatt Ltd)

 11/01/93     Dean Foods Co                              0.6         NA         NA        100.0%
                   Kraft General Foods-Birds Eye

 04/20/94     Schreiber Foods Inc                        0.6        5.6       10.7        100.0%
                   Arden International Kitchens

 02/18/98     Agrilink Foods(Pro-Fac)                     NA         NA         NA        100.0%
                   Delagra Corp

 07/21/98     Agrilink Foods(Pro-Fac)                     NA         NA         NA        100.0%
                   JA Hopay Distributing Co

 07/27/98     Agrilink Foods(Pro-Fac)                    0.8         NA       11.4        100.0%
                   Dean Foods Co-Vegetable Ops

                                                         -------------------------
                            Average:                     0.7        5.6       11.0

                            Adjusted Average             0.7        5.6       11.0
                                                         -------------------------


(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/2/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100   Completed
                                               Acq. of
                                               Assets
                                               Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94     --     ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                            Target  Target  Target
                                                                                Value                       Share-   Net     Net
                                                                       Equity    of      Price              holders Sales   Income
   Date         Date                                                   Value    Deal      Per     Shares    Equity   LTM     LTM
Announced     Effective      Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------     ---------      ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94       1/30/95       Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
              Advisor          --                Goldman, Sachs & Co.
              -------
              Company Status   Public            Priv.
              --------------



              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97  3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
        Advisor --           Goldman, Sachs & Co.
        -------
 Company Status     Priv.      Sub.
 --------------
9/9/97  --     --      --      100    Completed
                                     Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


2/18/98   --     --     --     100    Completed
                                     Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/4/98.

Discounted Cash Flow Analysis

       AVERAGE VALUATION PER SHARE (1)


PROJECTED          NO EXPENSES     $500,000 OF EXPENSES
GROWTH RATE        ADDED BACK           ADDED BACK
   0.0%             $   2.89            $   3.38

   2.5%             $   3.80            $   4.28

   5.0%             $   4.79            $   5.27

(1) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

     UNITED FOODS, INC.
     Calculation of Weighted Average Cost of Capital

                                                                  (in thousands except per share)
Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of Equity)+(Debt % of Capitalization)(Cost of Debt)

                                           28.6% Equity (13.83%)+71.4% Debt (5.58%)

                                                      7.9%


           Cost of Equity                                             Data Used
---------------------------------------------         ---------------------------------------------
      Cost of Equity = Rf + B (Rm - Rf)               Capital Asset Pricing Model               (a)

      Risk Free Rate = Rf                             10 Year Treasury Yield =            4.49% (b)

Beta of Common Stock = B                              UFD Beta =                           0.7  (c)

 Market Risk Premium = (Rm - Rf)                      Common Stock Returns
                                                      over Int.-term Gov't Bonds =         8.9% (d)

      Cost of Equity = 4.5% + .7*(8.9%) + 3.5%        Micro-Cap Stock Premium              3.5%

                                                      Cost of Debt =                   (1-T)*Ri (e)

      Cost of Equity = 13.8%                                            Cost of Debt = 5.6%

  Capitalization (f) = $20,430 of Market Equity + $50,909 of Long Term Debt = $71,339

                     = 28.6% Equity + 71.4% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b) 10 Year Treasury as of 9/30/98.

(c) Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e) Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 28.6% equity and 71.4% debt.

Discounted Cash Flow Analysis

  UNITED FOODS, INC. -- Projection Model (0% Growth)
  Discounted Cash Flow Analysis--Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)

10/2/98  10:15 AM                                    2000             2001            2002              2003            2004
                                                  --------         --------         --------         --------         --------
EBITDA                                            $ 13,411         $ 13,411         $ 13,411         $ 13,411         $ 13,411
Depreciation and amortization                        7,910            7,910            7,910            7,910            7,910
Interest expense                                     4,483            4,387            4,292            4,196            4,117
                                                  --------         --------         --------         --------         --------
  Pre-tax income                                     1,018            1,114            1,209            1,305            1,384
Provision for income taxes                             387              423              459              496              526
                                                  --------         --------         --------         --------         --------

Net income                                             631              691              749              809              858
                                                  ========         ========         ========         ========         ========
    Add: Depreciation & amortization                 7,910            7,910            7,910            7,910            7,910
    Add: After-tax interest expense                  2,779            2,720            2,661            2,601            2,553
    Less: Net additions to working capital (1)          --               --               --               --               --
    Less: Capital expenditures                      (7,910)          (7,910)          (7,910)          (7,910)          (7,910)
                                                  --------         --------         --------         --------         --------

        Operating cash flow                       $  3,411         $  3,411         $  3,411         $  3,411         $  3,411
                                                  ========         ========         ========         ========         ========

            Cash flow growth                                            0.0%             0.0%             0.0%             0.0%

             EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)             5.0x         6.0x         7.0x         8.0x
--------  --------------  ------------   -------------   -----------
    8.0%  $       8,977   $     18,104   $      27,232   $    36,359
    9.0%          6,570         15,287          24,003        32,719
   10.0%          4,288         12,615          20,942        29,269

  Average Valuation of Equity                            $    19,697

   PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)        5.0X             6.0X             7.0X             8.0X
---------  --------------   --------------   --------------   ----------------
     8.0%  $         1.32   $         2.66   $         4.00   $           5.34
     9.0%  $         0.96   $         2.24   $         3.52   $           4.80
    10.0%  $         0.63   $         1.85   $         3.08   $           4.30

  Average Per Share Valuation of Equity                       $           2.89

----------------------
(1) Excluding cash and short-term debt.                (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277  (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

   (Numbers in Thousands)
   (Fiscal Year Ended February)
    10/2/98  10:15 AM                                      2000        2001       2002       2003          2004
                                                        --------    --------    --------    --------    --------
       EBITDA                                           $ 13,746    $ 14,090    $ 14,442    $ 14,803    $ 15,173

       Depreciation and amortization                       7,910       7,910       7,910       7,910       7,910
       Interest expense                                    4,513       4,470       4,415       4,343       4,272
                                                        --------    --------    --------    --------    --------

         Pre-tax income                                    1,324       1,710       2,117       2,550       2,991
       Provision for income taxes                            503         650         804         969       1,137
                                                        --------    --------    --------    --------    --------

       Net income                                            821       1,060       1,312       1,581       1,854
                                                        ========    ========    ========    ========    ========

           Add: Depreciation & amortization                7,910       7,910       7,910       7,910       7,910
           Add: After-tax interest expense                 2,798       2,772       2,738       2,693       2,649
           Less: Net additions to working capital (1)       (897)       (919)       (942)       (966)       (990)
           Less: Capital expenditures                     (7,910)     (7,910)     (7,910)     (7,910)     (7,910)
                                                        --------    --------    --------    --------    --------

               Operating cash flow                      $  2,722    $  2,912    $  3,108    $  3,308    $  3,513
                                                        ========    ========    ========    ========    ========

                Cash flow growth                                         7.0%        6.7%        6.4%        6.2%

              EQUITY VALUATION MATRIX(2)
    Discount           YEAR 2004 EBITDA Exit Multiple
    Rate(3)             5.0x         6.0x         7.0x            8.0x
   ----------  -------------   ------------   -------------   ---------------
         8.0%  $      13,664   $     23,990   $      34,317   $        44,644
         9.0%         11,006         20,868          30,730            40,591
        10.0%          8,488         17,909          27,331            36,752

      Average Valuation of Equity                             $        25,857

      PER SHARE EQUITY VALUATION MATRIX(2) (4)

    Discount           YEAR 2004 EBITDA Exit Multiple
    Rate(3)             5.0x         6.0x         7.0x            8.0x
   ----------  -------------   ------------   -------------   ---------------

         8.0%  $        2.01   $       3.52   $        5.04   $          6.56
         9.0%  $        1.62   $       3.06   $        4.51   $          5.96
        10.0%  $        1.25   $       2.63   $        4.01   $          5.40


      Average Per Share Valuation of Equity                       $     3.80

-----------------
(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNTED FOODS, INC. -- Projection Model (5.0% Growth)
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD


    (Numbers in Thousands)
    (Fiscal Year Ended February)
 10/2/98  10:15 AM                                          2000         2001         2002         2003         2004
                                                          --------     --------     --------     --------     --------
EBITDA                                                    $ 14,082     $ 14,786     $ 15,525     $ 16,301     $ 17,116

Depreciation and amortization                                7,910        7,910        7,910        7,910        7,910
Interest expense                                             4,543        4,555        4,544        4,502        4,448
                                                          --------     --------     --------     --------     --------

  Pre-tax income                                             1,629        2,320        3,071        3,889        4,758
Provision for income taxes                                     619          882        1,167        1,478        1,808
                                                          --------     --------     --------     --------     --------

Net income                                                   1,010        1,439        1,904        2,411        2,950
                                                          --------     --------     --------     --------     --------

    Add: Depreciation & amortization                         7,910        7,910        7,910        7,910        7,910
    Add: After-tax interest expense                          2,817        2,824        2,817        2,792        2,758
    Less: Net additions to working capital (1)              (1,793)      (1,883)      (1,977)      (2,076)      (2,180)
    Less: Capital expenditures                              (7,910)      (7,910)      (7,910)      (7,910)      (7,910)
                                                          --------     --------     --------     --------     --------

        Operating cash flow                               $  2,033     $  2,380     $  2,744     $  3,126     $  3,528
                                                          ========     ========     =========    ========     ========

             Cash flow growth                                              17.1%        15.3%        13.9%        12.8%

                       EQUITY VALUATION MATRIX(2)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)      5.0x          6.0x           7.0x          8.0x
-------- ------------   ------------   ------------   -----------
 8.0%    $   18,768     $   30,417     $   42,066     $  53,715
 9.0%        15,840         26,964         38,089        49,213
10.0%        13,065         23,693         34,320        44,948

Average Valuation of Equity                           $  32,592

PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)     5.0x               6.0x            7.0x            8.0x
-------- --------------   --------------   -------------    ------------

 8.0%       $  2.76          $  4.47          $  6.18          $  7.89
 9.0%       $  2.33          $  3.96          $  5.59          $  7.23
10.0%       $  1.92          $  3.48          $  5.04          $  6.60

Average Per Share Valuation of Equity                          $  4.79

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. (REDUCED EXPENSE CASE) -- Projection Model (0.0% Growth)

Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

    (Numbers in Thousands)
    (Fiscal Year Ended February)
     10/2/98  10:15 AM                                           2000             2001           2002          2003           2004
                                                         -----------------   ------------   ------------   ------------    --------
    EBITDA                                               $          13,911   $     13,911   $     13,911   $     13,911    $ 13,911

    Depreciation and amortization                                    7,910          7,910          7,910          7,910       7,910
    Interest expense                                                 4,129          4,327          4,203          4,074       3,962
                                                         -----------------   ------------   ------------   ------------    --------

      Pre-tax income                                                 1,872          1,674          1,798          1,927       2,039
    Provision for income taxes                                         711            636            683            732         775
                                                         -----------------   ------------   ------------   ------------    --------

    Net income                                                       1,161          1,038          1,115          1,195       1,264
                                                         -----------------   ------------   ------------   ------------    --------

        Add: Depreciation & amortization                             7,910          7,910          7,910          7,910       7,910
        Add: After-tax interest expense                              2,560          2,683          2,606          2,526       2,456
        Less: Net additions to working capital (1)                       -              -              -              -           -
        Less: Capital expenditures                                  (7,910)        (7,910)        (7,910)        (7,910)     (7,910)
                                                         -----------------   ------------   ------------   ------------    --------

            Operating cash flow                          $           3,721   $      3,721   $      3,721   $      3,721    $  3,721
                                                         -----------------   ------------   ------------   ------------    --------

                Cash flow growth                                                       0.0%          0.0%           0.0%        0.0%

         EQUITY VALUATION MATRIX(2)

Discount                YEAR 2004 EBITDA Exit Multiple
Rate(3)       5.0x            6.0x            7.0x          8.0x
--------   ------------    ------------    ------------    ---------
 8.0%      $   11,916      $   21,384      $   30,852      $ 40,319
 9.0%           9,401          18,442          27,483        36,524
10.0%           7,015          15,653          24,291        32,928

Average Valuation of Equity                                $ 23,017

PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount               YEAR 2004 EBITDA Exit Multiple
Rate(3)         5.0x          6.0x             7.0x         8.0x
 8.0%  $         1.75   $         3.14   $         4.53   $   5.92
 9.0%  $         1.38   $         2.71   $         4.04   $   5.36
10.0%  $         1.03   $         2.30   $         3.57   $   4.84

Average Per Share Valuation of Equity                     $   3.38

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (2.5% Growth)

Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

   (Numbers in Thousands)
   (Fiscal Year Ended February)
   10/2/98  10:15 AM
                                                          2000         2001         2002         2003         2004
                                                        -------      -------      -------      -------      -------
   EBITDA                                               $14,246      $14,590      $14,942      $15,303      $15,673

   Depreciation and amortization                          7,910        7,910        7,910        7,910        7,910
   Interest expense                                       3,862        3,962        3,745        3,519        3,385
                                                        -------      -------      -------      -------      -------
     Pre-tax income                                       2,475        2,718        3,288        3,874        4,378
   Provision for income taxes                               940        1,033        1,249        1,472        1,664
                                                        -------      -------      -------      -------      -------
   Net income                                             1,534        1,685        2,038        2,402        2,715
                                                        =======      =======      =======      =======      =======

       Add: Depreciation & amortization                   7,910        7,910        7,910        7,910        7,910
       Add: After-tax interest expense                    2,394        2,456        2,322        2,182        2,099
       Less: Net additions to working capital (1)          (897)        (919)        (942)        (966)        (990)
       Less: Capital expenditures                        (7,910)      (7,910)      (7,910)      (7,910)      (7,910)
                                                        -------      -------      -------      -------      -------
           Operating cash flow                          $ 3,032      $ 3,222      $ 3,418      $ 3,618      $ 3,823
                                                        =======      =======      =======      =======      =======
               Cash flow growth                                          6.3%         6.1%         5.9%         5.7%

                           EQUITY VALUATION MATRIX(2)

Discount                  YEAR 2004 EBITDA Exit Multiple
Rate(3)            5.0x         6.0x         7.0x         8.0x
--------         -------      -------      -------      -------
   8.0%          $16,603      $27,270      $37,937      $48,604
   9.0%           13,837       24,024       34,210       44,397
  10.0%           11,215       20,947       30,679       40,411

Average Valuation of Equity                             $29,178

                   PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount                 YEAR 2004 EBITDA Exit Multiple
Rate(3)             5.0x        6.0x        7.0x        8.0x
--------           -----       -----       -----       -----
   8.0%            $2.44       $4.00       $5.57       $7.14
   9.0%            $2.03       $3.53       $5.02       $6.52
  10.0%            $1.65       $3.08       $4.51       $5.93

Average Per Share Valuation of Equity                  $4.28

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277           (4) Based on 6.8 million shares outstanding.

Discounted Cash Flow Analysis

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (5.0% Growth)

Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

  (Numbers in Thousands)
  (Fiscal Year Ended February)

  10/2/98  10:15 AM                                          2000            2001          2002          2003            2004
                                                         -----------   -------------   -----------   ------------    -------------
  EBITDA                                                 $    14,582   $      15,286   $    16,025   $     16,801    $      17,616

  Depreciation and amortization                                7,910           7,910         7,910          7,910            7,910
  Interest expense                                             3,884           4,023         3,837          3,632            3,507
                                                         -----------   -------------   -----------   ------------    -------------
    Pre-tax income                                             2,788           3,353         4,278          5,259            6,199
  Provision for income taxes                                   1,059           1,274         1,626          1,998            2,356
                                                         -----------   -------------   -----------   ------------    -------------
  Net income                                                   1,729           2,079         2,653          3,261            3,843
                                                         ===========   ==============  ===========   ============    =============

      Add: Depreciation & amortization                         7,910           7,910         7,910          7,910            7,910
      Add: After-tax interest expense                          2,408           2,494         2,379          2,252            2,175
      Less: Net additions to working capital (1)              (1,793)         (1,883)       (1,977)        (2,076)          (2,180)
      Less: Capital expenditures                              (7,910)         (7,910)       (7,910)        (7,910)          (7,910)
                                                         -----------   -------------   -----------   ------------    -------------
          Operating cash flow                            $     2,343    $      2,690   $     3,054    $     3,436    $       3,838
                                                         ===========   ==============  ===========   ============    =============
              Cash flow growth                                                  14.8%         13.5%          12.5%            11.7%


                                EQUITY VALUATION MATRIX(2)

     Discount                 YEAR 2004 EBITDA Exit Multiple
     Rate(3)       5.0x           6.0x            7.0x              8.0x
  -----------   ----------    ------------    -----------     --------------

       8.0%  $      21,708    $     33,697     $   45,686     $       57,675
       9.0%         18,670          30,120         41,569             53,018
      10.0%         15,792          26,731         37,669             48,607

Average Valuation of Equity                                   $       35,912
                                                              --------------

                      PER SHARE EQUITY VALUATION MATRIX(2) (4)

      Discount            YEAR 2004 EBITDA Exit Multiple
      Rate(3)       5.0x          6.0x            7.0x              8.0x
  -----------   ----------    ------------    -----------     --------------

       8.0%  $         3.19   $       4.95     $     6.71     $        8.47
       9.0%  $         2.74   $       4.42     $     6.10     $        7.79
      10.0%  $         2.32   $       3.93     $     5.53     $        7.14

         Average Per Share Valuation of Equity                $        5.27
                                                              --------------

(1) Excluding cash and short-term debt.                         (3) Discount rates are near estimates of WACC.
(2) Less total capital liab. (net of cash) of $50,277           (4) Based on 6.8 million shares outstanding.

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                      HISTORICAL                               PROJECTED
10/2/98  10:34 AM                                    1999              2000        2001         2002        2003         2004
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Revenues                                          $  206,743        $ 206,743   $ 206,743    $ 206,743   $ 206,743    $ 206,743
Cost of sales                                        168,228          168,228     168,228      168,228     168,228      168,228
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Gross profit                                          38,515           38,515      38,515       38,515      38,515       38,515

General and administrative, net dep.                   8,867            8,867       8,867        8,867       8,867        8,867
Direct selling expenses                               16,237           16,237      16,237       16,237      16,237       16,237
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Total operating expenses                              25,104           25,104      25,104       25,104      25,104       25,104

EBITDA                                                13,411           13,411      13,411       13,411      13,411       13,411

Depreciation                                           7,910            7,910       7,910        7,910       7,910        7,910
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Total depreciation & amortization                      7,910            7,910       7,910        7,910       7,910        7,910

Total operating income                                 5,501            5,501       5,501        5,501       5,501        5,501

Interest expense                                       4,519            4,483       4,387        4,292       4,196        4,117
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Other expenses (income)                                4,519            4,483       4,387        4,292       4,196        4,117

Pre-tax income                                           982            1,018       1,114        1,209       1,305        1,384
Provision for income taxes                               377              387         423          459         496          526
                                                  ----------        ---------   ---------    ---------   ---------    ---------
Net income                                        $      605        $     631   $     691    $     749   $     809    $     858
                                                  ==========        =========   =========    =========   =========    =========


UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)
10/2/98  10:34 AM

                                  HISTORICAL                              PROJECTED
                                     1999        2000         2001          2002        2003         2004
                                  ----------   ---------    ---------    ---------   ----------    ---------
ASSETS
Cash                              $     632    $     100    $     100    $     100    $     100    $     100
Accounts receivable                  18,117       18,117       18,117       18,117       18,117       18,117
Inventory                            34,586       34,586       34,586       34,586       34,586       34,586
Prepaid expenses                      3,433        3,433        3,433        3,433        3,433        3,433
Deferred income taxes                 1,238        1,238        1,238        1,238        1,238        1,238
                                  ---------    ---------    ---------    ---------   ----------    ---------
Total current assets                 58,006       57,474       57,474       57,474       57,474       57,474

Land                                 11,970       11,970       11,970       11,970       11,970       11,970
Gross plant and equip               130,854      138,764      146,674      154,584      162,494      170,404
Accumulated depreciation            (82,061)     (89,971)     (97,881)    (105,791)    (113,701)    (121,611)
                                  ---------    ---------    ---------    ---------   ----------    ---------
Net P,P&E                            60,763       60,763       60,763       60,763       60,763       60,763

Fixed assets held for disposal          804          804          804          804          804          804
Notes & accounts receivable              50           50           50           50           50           50
Deferred charges & other assets         231          231          231          231          231          231
                                  ---------    ---------    ---------    ---------   ----------    ---------
Total assets                      $ 119,854    $ 119,322    $ 119,322    $ 119,322   $ 119,322    $  119,322
                                  =========    =========    =========    =========   =========    ==========

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)
10/2/98  10:34 AM

                                                         HISTORICAL                               PROJECTED
                                                            1999            2000        2001        2002        2003        2004
                                                         ----------        -------    --------     -------     -------    --------
LIABILITIES & EQUITY
Current maturities & short-term debt                     $   4,284       $   2,509   $  10,781   $   1,455   $   1,584   $  25,839
Accounts payable                                            11,686          11,686      11,686      11,686      11,686      11,686
Accrued liabilities                                          6,483           6,483       6,483       6,483       6,483       6,483
Income taxes payable                                          (162)           (162)       (162)       (162)       (162)       (162)
                                                         ---------       ---------   ---------   ---------   ---------   ---------
Total current liabilities                                   22,291          20,516      28,788      19,462      19,591      43,846

Long term debt

     Revolver                                                    -          10,917      12,735      22,767      23,412      24,138
     Long term debt                                         43,113          38,829      36,320      25,539      24,084      22,500
     Line of credit                                          7,796               -           -           -           -           -
                                                         ---------       ---------   ---------   ---------   ---------   ---------
     Total debt                                             50,909          49,746      49,055      48,306      47,496      46,638
     Less current portion                                   (4,284)         (2,509)    (10,781)     (1,455)     (1,584)    (25,839)
                                                         ---------       ---------   ---------   ---------   ---------   ---------
     Total long-term debt                                   46,625          47,237      38,274      46,851      45,912      20,799

Deferred income taxes                                        4,585           4,585       4,585       4,585       4,585       4,585
                                                         ---------       ---------   ---------   ---------   ---------   ---------
Total liabilities                                           73,501          72,338      71,647      70,898      70,088      69,230

Common stock                                                 6,810           6,810       6,810       6,810       6,810       6,810
Additional paid-in-capital                                   3,992           3,992       3,992       3,992       3,992       3,992
Retained earnings                                           35,551          36,182      36,873      37,622      38,432      39,290
                                                         ---------       ---------   ---------   ---------   ---------   ---------
Total stockholders' equity                                  46,353          46,984      47,675      48,424      49,234      50,092
                                                         ---------       ---------   ---------   ---------   ---------   ---------
Total liabilities & equity                               $ 119,854       $ 119,322   $ 119,322   $ 119,322   $ 119,322   $ 119,322
                                                         =========       =========   =========   =========   =========   =========

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED CASH FLOW STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                                               PROJECTED
10/2/98  10:34 AM                                   2000        2001        2002        2003        2004
                                                  --------    ---------   --------    ---------   ---------
Cash flows from operating activities:
     Net income                                   $    631    $    691    $    749    $    809    $    858
     Depreciation                                    7,910       7,910       7,910       7,910       7,910
                                                  --------    --------    --------    --------    --------
Net cash provided by operating activities            8,541       8,601       8,659       8,719       8,768

Cash flows from investing activities

     Capital expenditures (net of dispositions)     (7,910)     (7,910)     (7,910)     (7,910)     (7,910)
                                                  --------    --------    --------    --------    --------
Net cash provided by investing activities           (7,910)     (7,910)     (7,910)     (7,910)     (7,910)

Cash flows from financing activities
     Repayment of debt                             (12,080)     (3,200)    (11,530)     (2,264)     (2,442)
     Drawdown on revolver                           10,917       2,509      10,781       1,455       1,584
                                                  --------    --------    --------    --------    --------
Net cash provided by financing activities           (1,163)       (691)       (749)       (809)       (858)
                                                  --------    --------    --------    --------    --------
Net additions to cash                             $   (532)   $     --    $     --    $     --    $     --
                                                  ========    ========    ========    ========    ========

Beginning cash balance                                 632         100         100         100         100
Ending cash balance                                    100         100         100         100         100

UNITED FOODS, INC. -- PROJECTION MODEL (2.5% GROWTH)
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)           HISTORICAL                       PROJECTED
10/2/98  10:34 AM                        1999       2000       2001        2002      2003       2004
                                       --------   --------   --------   --------   --------   --------
Revenues                               $206,743   $211,912   $217,209   $222,640   $228,206   $233,911
Cost of sales                           168,228    172,434    176,745    181,163    185,692    190,335
                                       --------   --------   --------   --------   --------   --------
Gross profit                             38,515     39,478     40,465     41,476     42,513     43,576

General and administrative, net dep.      8,867      9,089      9,316      9,549      9,788     10,032
Direct selling expenses                  16,237     16,643     17,059     17,485     17,923     18,371
                                       --------   --------   --------   --------   --------   --------
Total operating expenses                 25,104     25,732     26,375     27,034     27,710     28,403

EBITDA                                   13,411     13,746     14,090     14,442     14,803     15,173

Depreciation                              7,910      7,910      7,910      7,910      7,910      7,910
                                       --------   --------   --------   --------   --------   --------
Total depreciation & amortization         7,910      7,910      7,910      7,910      7,910      7,910

Total operating income                    5,501      5,836      6,180      6,532      6,893      7,263

Interest expense                              -      4,513      4,470      4,415      4,343      4,272
                                       --------   --------   --------   --------   --------   --------
Other expenses (income)                       -      4,513      4,470      4,415      4,343      4,272

Pre-tax income                            5,501      1,324      1,710      2,117      2,550      2,991
Provision for income taxes                  377        503        650        804        969      1,137
                                       --------   --------   --------   --------   --------   --------

Net income                             $    605   $    821   $  1,060   $  1,312   $  1,581   $  1,854
                                       ========   ========   ========   ========   ========   ========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                  Historical                              Projected
                                     1999         2000         2001         2002         2003         2004
                                  ---------    ---------    ---------    ---------    ---------    ---------
ASSETS
Cash                              $     632    $     100    $     100    $     100    $     100    $     100
Accounts receivable                  18,117       18,570       19,034       19,510       19,998       20,498
Inventory                            34,586       35,451       36,337       37,245       38,176       39,131
Prepaid expenses                      3,433        3,519        3,607        3,697        3,789        3,884
Deferred income taxes                 1,238        1,269        1,301        1,333        1,367        1,401
                                  ---------    ---------    ---------    ---------    ---------    ---------
Total current assets                 58,006       58,908       60,379       61,886       63,430       65,013

Land                                 11,970       11,970       11,970       11,970       11,970       11,970
Gross plant and equip               130,854      138,764      146,674      154,584      162,494      170,404
Accumulated depreciation            (82,061)     (89,971)     (97,881)    (105,791)    (113,701)    (121,611)
                                  ---------    ---------    ---------    ---------    ---------    ---------
Net P,P&E                            60,763       60,763       60,763       60,763       60,763       60,763

Fixed assets held for disposal          804          824          845          866          887          910
Notes & accounts receivable              50           51           53           54           55           57
Deferred charges & other assets         231          237          243          249          255          261
                                  ---------    ---------    ---------    ---------    ---------    ---------
Total assets                      $ 119,854    $ 120,783    $ 122,281    $ 123,817    $ 125,391    $ 127,004
                                  =========    =========    =========    =========    =========    =========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                        Historical                           Projected
                                          1999         2000         2001         2002         2003         2004
                                       ---------    ---------    ---------    ---------    ---------    ---------
LIABILITIES & EQUITY
Current maturities & short-term debt   $   4,284    $   2,509    $  10,781    $   1,455    $   1,584    $  25,839
Accounts payable                          11,686       11,978       12,278       12,585       12,899       13,222
Accrued liabilities                        6,483        6,645        6,811        6,981        7,156        7,335
Income taxes payable                        (162)        (166)        (170)        (174)        (179)        (183)
                                       ---------    ---------    ---------    ---------    ---------    ---------
Total current liabilities                 22,291       20,966       29,700       20,847       21,460       46,212

Long term debt
     Revolver                                 --       11,624       13,992       24,403       25,242       25,962
     Long term debt                       43,113       38,829       36,320       25,539       24,084       22,500
     Line of credit                        7,796           --           --           --           --           --
                                       ---------    ---------    ---------    ---------    ---------    ---------
     Total debt                           50,909       50,453       50,312       49,942       49,326       48,462
     Less current portion                 (4,284)      (2,509)     (10,781)      (1,455)      (1,584)     (25,839)
                                       ---------    ---------    ---------    ---------    ---------    ---------
     Total long-term debt                 46,625       47,944       39,531       48,487       47,742       22,623

Deferred income taxes                      4,585        4,700        4,817        4,938        5,061        5,188
                                       ---------    ---------    ---------    ---------    ---------    ---------
Total liabilities                         73,501       73,610       74,048       74,271       74,264       74,023

Common stock                               6,810        6,810        6,810        6,810        6,810        6,810
Additional paid-in-capital                 3,992        3,992        3,992        3,992        3,992        3,992
Retained earnings                         35,551       36,372       37,431       38,744       40,325       42,179
                                       ---------    ---------    ---------    ---------    ---------    ---------
Total stockholders' equity                46,353       47,174       48,233       49,546       51,127       52,981
                                       ---------    ---------    ---------    ---------    ---------    ---------
Total liabilities & equity             $ 119,854    $ 120,783    $ 122,281    $ 123,817    $ 125,391    $ 127,004
                                       =========    =========    =========    =========    =========    =========

UNITED FOODS, INC. -- Projection Model (2.5% Growth)
Projected Cash Flow Statements


(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                         Projected
                                                     2000       2001        2002       2003       2004
                                                  --------    -------    --------    -------    -------
Cash flows from operating activities:
     Net income                                   $    821    $ 1,060    $  1,312    $ 1,581    $ 1,854
     Depreciation                                    7,910      7,910       7,910      7,910      7,910
                                                  --------    -------    --------    -------    -------
Net cash provided by operating activities            7,746      7,961       8,188      8,431      8,678

Cash flows from investing activities
     Capital expenditures (net of dispositions)     (7,910)    (7,910)     (7,910)    (7,910)    (7,910)
                                                  --------    -------    --------    -------    -------
Net cash provided by investing activities           (7,823)    (7,820)     (7,818)    (7,816)    (7,813)

Cash flows from financing activities
     Repayment of debt                             (12,080)    (2,650)    (11,151)    (2,071)    (2,449)
     Drawdown on revolver                           11,624      2,509      10,781      1,455      1,584
                                                  --------    -------    --------    -------    -------
Net cash provided by financing activities             (456)      (141)       (370)      (616)      (865)
                                                  --------    -------    --------    -------    -------
Net additions to cash                             $   (532)   $     0    $     (0)   $     0    $    --
                                                  ========    =======    ========    =======    =======

Beginning cash balance                                 632        100         100        100        100
Ending cash balance                                    100        100         100        100        100

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Income Statements



(Numbers in Thousands)
(Fiscal Year Ended February)            Historical                         Projected
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------
Revenues                                $206,743    $217,080    $227,934    $239,331    $251,297    $263,862
Cost of sales                            168,228     176,639     185,471     194,745     204,482     214,706
                                        --------    --------    --------    --------    --------    --------
Gross profit                              38,515      40,441      42,463      44,586      46,815      49,156

General and administrative, net dep.       8,867       9,310       9,776      10,265      10,778      11,317
Direct selling expenses                   16,237      17,049      17,901      18,796      19,736      20,723
                                        --------    --------    --------    --------    --------    --------
Total operating expenses                  25,104      26,359      27,677      29,061      30,514      32,040

EBITDA                                    13,411      14,082      14,786      15,525      16,301      17,116

Depreciation                               7,910       7,910       7,910       7,910       7,910       7,910
                                        --------    --------    --------    --------    --------    --------
Total depreciation & amortization          7,910       7,910       7,910       7,910       7,910       7,910

Total operating income                     5,501       6,172       6,876       7,615       8,391       9,206

Interest expense                              --       4,543       4,555       4,544       4,502       4,448
                                        --------    --------    --------    --------    --------    --------
Other expenses (income)                       --       4,543       4,555       4,544       4,502       4,448

Pre-tax income                             5,501       1,629       2,320       3,071       3,889       4,758
Provision for income taxes                   377         619         882       1,167       1,478       1,808
                                        --------    --------    --------    --------    --------    --------
Net income                              $    605    $  1,010    $  1,439    $  1,904    $  2,411    $  2,950
                                        ========    ========    ========    ========    ========    ========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                   Historical                                Projected
                                      1999          2000          2001          2002          2003          2004
                                   ---------     ---------     ---------     ---------     ---------     ---------
ASSETS
Cash                               $     632     $     100     $     100     $     100     $     100     $     100
Accounts receivable                   18,117        19,023        19,974        20,973        22,021        23,122
Inventory                             34,586        36,315        38,131        40,038        42,039        44,141
Prepaid expenses                       3,433         3,605         3,785         3,974         4,173         4,381
Deferred income taxes                  1,238         1,300         1,365         1,433         1,505         1,580
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total current assets                  58,006        60,343        63,355        66,518        69,838        73,325

Land                                  11,970        11,970        11,970        11,970        11,970        11,970
Gross plant and equip.               130,854       138,764       146,674       154,584       162,494       170,404
Accumulated depreciation             (82,061)      (89,971)      (97,881)     (105,791)     (113,701)     (121,611)
                                   ---------     ---------     ---------     ---------     ---------     ---------
Net P,P&E                             60,763        60,763        60,763        60,763        60,763        60,763

Fixed assets held for disposal           804           844           886           931           977         1,026
Notes & accounts receivable               50            53            55            58            61            64
Deferred charges & other assets          231           243           255           267           281           295
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total assets                       $ 119,854     $ 122,245     $ 125,314     $ 128,537     $ 131,920     $ 135,473
                                   =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                         Historical                               Projected
                                           1999          2000          2001          2002          2003          2004
                                        ---------     ---------     ---------     ---------     ---------     ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   4,284     $   2,509     $  10,781     $   1,455     $   1,584     $  25,839
Accounts payable                           11,686        12,270        12,884        13,528        14,204        14,915
Accrued liabilities                         6,483         6,807         7,148         7,505         7,880         8,274
Income taxes payable                         (162)         (170)         (179)         (188)         (197)         (207)
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total current liabilities                  22,291        21,416        30,634        22,300        23,472        48,821

Long-term debt
     Revolver                                  --        12,332        15,285        26,139        27,259        28,073
     Long-term debt                        43,113        38,829        36,320        25,539        24,084        22,500
     Line of credit                         7,796            --            --            --            --            --
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total debt                            50,909        51,161        51,605        51,678        51,343        50,573
     Less current portion                  (4,284)       (2,509)      (10,781)       (1,455)       (1,584)      (25,839)
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total long-term debt                  46,625        48,652        40,824        50,223        49,759        24,734

Deferred income taxes                       4,585         4,814         5,055         5,308         5,573         5,852
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities                          73,501        74,882        76,513        77,831        78,804        79,407

Common stock                                6,810         6,810         6,810         6,810         6,810         6,810
Additional paid-in-capital                  3,992         3,992         3,992         3,992         3,992         3,992
Retained earnings                          35,551        36,561        37,999        39,903        42,314        45,264
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total stockholders' equity                 46,353        47,363        48,801        50,705        53,116        56,066
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities & equity              $ 119,854     $ 122,245     $ 125,314     $ 128,537     $ 131,920     $ 135,473
                                        =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. -- Projection Model (5.0% Growth)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                Projected
                                                     2000        2001         2002        2003        2004
                                                   --------     -------     --------     -------     -------
Cash flows from operating activities:
     Net income                                    $  1,010     $ 1,439     $  1,904     $ 2,411     $ 2,950
     Depreciation                                     7,910       7,910        7,910       7,910       7,910
                                                   --------     -------     --------     -------     -------
Net cash provided by operating activities             6,951       7,282        7,644       8,042       8,468

Cash flows from investing activities
     Capital expenditures (net of dispositions)      (7,910)     (7,910)      (7,910)     (7,910)     (7,910)
                                                   --------     -------     --------     -------     -------
Net cash provided by investing activities            (7,735)     (7,726)      (7,717)     (7,707)     (7,697)

Cash flows from financing activities
     Repayment of debt                              (12,080)     (2,509)     (10,781)     (1,790)     (2,354)
     Drawdown on revolver                            12,332       2,953       10,854       1,455       1,584
                                                   --------     -------     --------     -------     -------
Net cash provided by financing activities               252         444           73        (335)       (770)
                                                   --------     -------     --------     -------     -------
Net additions to cash                              $   (532)    $    --     $     --     $    --     $    --
                                                   ========     =======     ========     =======     =======

Beginning cash balance                                  632         100          100         100         100
Ending cash balance                                     100         100          100         100         100

UNITED FOODS, INC. (REDUCED EXPENSE CASE) -- Projection Model (0.0% Growth) Projected Income Statements


(Numbers in Thousands)
(Fiscal Year Ended February)           Historical                          Projected
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------
Revenues                                $206,743    $206,743    $206,743    $206,743    $206,743    $206,743
Cost of sales                            168,228     168,228     168,228     168,228     168,228     168,228
                                        --------    --------    --------    --------    --------    --------
Gross profit                              38,515      38,515      38,515      38,515      38,515      38,515

General and administrative, net dep.       8,867       8,367       8,367       8,367       8,367       8,367
Direct selling expenses                   16,237      16,237      16,237      16,237      16,237      16,237
                                        --------    --------    --------    --------    --------    --------
Total operating expenses                  25,104      24,604      24,604      24,604      24,604      24,604

EBITDA                                    13,411      13,911      13,911      13,911      13,911      13,911

Depreciation                               7,910       7,910       7,910       7,910       7,910       7,910
                                        --------    --------    --------    --------    --------    --------
Total depreciation & amortization          7,910       7,910       7,910       7,910       7,910       7,910

Total operating income                     5,501       6,001       6,001       6,001       6,001       6,001

Interest expense                              --       4,129       4,327       4,203       4,074       3,962
                                        --------    --------    --------    --------    --------    --------
Other expenses (income)                       --       4,129       4,327       4,203       4,074       3,962

Pre-tax income                             5,501       1,872       1,674       1,798       1,927       2,039
Provision for income taxes                   377         711         636         683         732         775
                                        --------    --------    --------    --------    --------    --------
Net income                              $    605    $  1,161    $  1,038    $  1,115    $  1,195    $  1,264
                                        ========    ========    ========    ========    ========    ========

UNITED FOODS, INC. (REDUCED EXPENSE CASE) -- Projection Model (0.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                   Historical                                Projected
                                      1999          2000          2001          2002          2003          2004
                                   ---------     ---------     ---------     ---------     ---------     ---------
ASSETS
Cash                               $     632     $     100     $     100     $     100     $     100     $     100
Accounts receivable                   18,117        18,117        18,117        18,117        18,117        18,117
Inventory                             34,586        34,586        34,586        34,586        34,586        34,586
Prepaid expenses                       3,433         3,433         3,433         3,433         3,433         3,433
Deferred income taxes                  1,238         1,238         1,238         1,238         1,238         1,238
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total current assets                  58,006        57,474        57,474        57,474        57,474        57,474

Land                                  11,970        11,970        11,970        11,970        11,970        11,970
Gross plant and equip.               130,854       138,764       146,674       154,584       162,494       170,404
Accumulated depreciation             (82,061)      (89,971)      (97,881)     (105,791)     (113,701)     (121,611)
                                   ---------     ---------     ---------     ---------     ---------     ---------
Net P,P&E                             60,763        60,763        60,763        60,763        60,763        60,763

Fixed assets held for disposal           804           804           804           804           804           804
Notes & accounts receivable               50            50            50            50            50            50
Deferred charges & other assets          231           231           231           231           231           231
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total assets                       $ 119,854     $ 119,322     $ 119,322     $ 119,322     $ 119,322     $ 119,322
                                   =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (Reduced Expense Case) -- Projection Model (0.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                        Historical                               Projected
                                           1999          2000          2001          2002          2003          2004
                                        ----------    ---------     ---------     ---------     ---------     ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   4,284     $   2,509     $  10,781     $   1,455     $   1,584     $  25,839
Accounts payable                           11,686        11,686        11,686        11,686        11,686        11,686
Accrued liabilities                         6,483         6,483         6,483         6,483         6,483         6,483
Income taxes payable                         (162)         (162)         (162)         (162)         (162)         (162)
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total current liabilities                  22,291        20,516        28,788        19,462        19,591        43,846

Long term debt
     Revolver                                --          10,387        11,859        21,525        21,785        22,104
     Long term debt                        43,113        38,829        36,320        25,539        24,084        22,500
     Line of credit                         7,796          --            --            --            --            --
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total debt                            50,909        49,216        48,179        47,064        45,869        44,604
     Less current portion                  (4,284)       (2,509)      (10,781)       (1,455)       (1,584)      (25,839)
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total long-term debt                  46,625        46,707        37,398        45,609        44,285        18,765

Deferred income taxes                       4,585         4,585         4,585         4,585         4,585         4,585
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities                          73,501        71,808        70,771        69,656        68,461        67,196

Common stock                                6,810         6,810         6,810         6,810         6,810         6,810
Additional paid-in-capital                  3,992         3,992         3,992         3,992         3,992         3,992
Retained earnings                          35,551        36,712        37,749        38,864        40,059        41,324
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total stockholders' equity                 46,353        47,514        48,551        49,666        50,861        52,126
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities & equity              $ 119,854     $ 119,322     $ 119,322     $ 119,322     $ 119,322     $ 119,322
                                        =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (REDUCED EXPENSE CASE) -- Projection Model (0.0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                Projected
                                                     2000        2001         2002        2003        2004
                                                   --------     -------     --------     -------     -------
Cash flows from operating activities:
     Net income                                    $  1,161     $ 1,038     $  1,115     $ 1,195     $ 1,264
     Depreciation                                     7,910       7,910        7,910       7,910       7,910
                                                   --------     -------     --------     -------     -------
Net cash provided by operating activities             9,071       8,948        9,025       9,105       9,174

Cash flows from investing activities
     Capital expenditures (net of dispositions)      (7,910)     (7,910)      (7,910)     (7,910)     (7,910)
                                                   --------     -------     --------     -------     -------
Net cash provided by investing activities            (7,910)     (7,910)      (7,910)     (7,910)     (7,910)

Cash flows from financing activities
     Repayment of debt                              (12,080)     (3,547)     (11,896)     (2,650)     (2,848)
     Drawdown on revolver                            10,387       2,509       10,781       1,455       1,584
                                                   --------     -------     --------     -------     -------
Net cash provided by financing activities            (1,693)     (1,038)      (1,115)     (1,195)     (1,264)
                                                   --------     -------     --------     -------     -------
Net additions to cash                              $   (532)    $    --     $     --     $    --    $     --
                                                   ========     =======     ========     =======     =======

Beginning cash balance                                  632         100          100         100         100
Ending cash balance                                     100         100          100         100         100

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (2.5% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)            Historical                          Projected
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------

Revenues                                $206,743    $211,912    $217,209    $222,640    $228,206    $233,911
Cost of sales                            168,228     172,434     176,745     181,163     185,692     190,335
                                        --------    --------    --------    --------    --------    --------
Gross profit                              38,515      39,478      40,465      41,476      42,513      43,576

General and administrative, net dep.       8,867       8,589       8,816       9,049       9,288       9,532
Direct selling expenses                   16,237      16,643      17,059      17,485      17,923      18,371
                                        --------    --------    --------    --------    --------    --------
Total operating expenses                  25,104      25,232      25,875      26,534      27,210      27,903

EBITDA                                    13,411      14,246      14,590      14,942      15,303      15,673

Depreciation                               7,910       7,910       7,910       7,910       7,910       7,910
                                        --------    --------    --------    --------    --------    --------
Total depreciation & amortization          7,910       7,910       7,910       7,910       7,910       7,910

Total operating income                     5,501       6,336       6,680       7,032       7,393       7,763

Interest expense                              --       3,862       3,962       3,745       3,519       3,385
                                        --------    --------    --------    --------    --------    --------
Other expenses (income)                       --       3,862       3,962       3,745       3,519       3,385

Pre-tax income                             5,501       2,475       2,718       3,288       3,874       4,378
Provision for income taxes                   377         940       1,033       1,249       1,472       1,664
                                        --------    --------    --------    --------    --------    --------
Net income                              $    605    $  1,534    $  1,685    $  2,038    $  2,402    $  2,715
                                        ========    ========    ========    ========    ========    ========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                   Historical                                Projected
                                      1999          2000          2001          2002          2003          2004
                                   ---------     ---------     ---------     ---------     ---------     ---------
ASSETS
Cash                               $     632     $     100     $     100     $     100     $     100     $     100
Accounts receivable                   18,117        18,570        19,034        19,510        19,998        20,498
Inventory                             34,586        35,451        36,337        37,245        38,176        39,131
Prepaid expenses                       3,433         3,519         3,607         3,697         3,789         3,884
Deferred income taxes                  1,238         1,269         1,301         1,333         1,367         1,401
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total current assets                  58,006        58,908        60,379        61,886        63,430        65,013

Land                                  11,970        11,970        11,970        11,970        11,970        11,970
Gross plant and equip.               130,854       138,764       146,674       154,584       162,494       170,404
Accumulated depreciation             (82,061)      (89,971)      (97,881)     (105,791)     (113,701)     (121,611)
                                   ---------     ---------     ---------     ---------     ---------     ---------
Net P,P&E                             60,763        60,763        60,763        60,763        60,763        60,763

Fixed assets held for disposal           804           824           845           866           887           910
Notes & accounts receivable               50            51            53            54            55            57
Deferred charges & other assets          231           237           243           249           255           261
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total assets                       $ 119,854     $ 120,783     $ 122,281     $ 123,817     $ 125,391     $ 127,004
                                   =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (2.5% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                        Historical                               Projected
                                           1999          2000          2001          2002          2003          2004
                                        ---------     ---------     ---------     ---------     ---------     ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   4,284     $   2,509     $  10,781     $   1,455     $   1,584     $  25,839
Accounts payable                           11,686        11,978        12,278        12,585        12,899        13,222
Accrued liabilities                         6,483         6,645         6,811         6,981         7,156         7,335
Income taxes payable                         (162)         (166)         (170)         (174)         (179)         (183)
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total current liabilities                  22,291        20,966        29,700        20,847        21,460        46,212

Long term debt
     Revolver                                  --        10,910        12,653        22,338        22,357        22,216
     Long term debt                        43,113        38,829        36,320        25,539        24,084        22,500
     Line of credit                         7,796            --            --            --            --            --
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total debt                            50,909        49,739        48,973        47,877        46,441        44,716
     Less current portion                  (4,284)       (2,509)      (10,781)       (1,455)       (1,584)      (25,839)
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total long-term debt                  46,625        47,230        38,192        46,422        44,857        18,877

Deferred income taxes                       4,585         4,700         4,817         4,938         5,061         5,188
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities                          73,501        72,896        72,709        72,206        71,378        70,277

Common stock                                6,810         6,810         6,810         6,810         6,810         6,810
Additional paid-in-capital                  3,992         3,992         3,992         3,992         3,992         3,992
Retained earnings                          35,551        37,085        38,770        40,809        43,210        45,925
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total stockholders' equity                 46,353        47,887        49,572        51,611        54,012        56,727
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities & equity              $ 119,854     $ 120,783     $ 122,281     $ 123,817     $ 125,391     $ 127,004
                                        =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (2.5% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                Projected
                                                     2000        2001         2002        2003        2004
                                                   --------     -------     --------     -------     -------
Cash flows from operating activities:
     Net income                                    $  1,534     $ 1,685     $  2,038     $ 2,402     $ 2,715
     Depreciation                                     7,910       7,910        7,910       7,910       7,910
                                                   --------     -------     --------     -------     -------
Net cash provided by operating activities             8,460       8,586        8,914       9,252       9,538

Cash flows from investing activities
     Capital expenditures (net of dispositions)      (7,910)     (7,910)      (7,910)     (7,910)     (7,910)
                                                   --------     -------     --------     -------     -------
Net cash provided by investing activities            (7,823)     (7,820)      (7,818)     (7,816)     (7,813)

Cash flows from financing activities
     Repayment of debt                              (12,080)     (3,275)     (11,877)     (2,891)     (3,309)
     Drawdown on revolver                            10,910       2,509       10,781       1,455       1,584
                                                   --------     -------     --------     -------     -------
Net cash provided by financing activities            (1,170)       (766)      (1,096)     (1,436)     (1,725)
                                                   --------     -------     --------     -------     -------
Net additions to cash                              $   (532)    $     0     $     (0)    $     0     $    --
                                                   ========     =======     ========     =======     =======

Beginning cash balance                                  632         100          100         100         100
Ending cash balance                                     100         100          100         100         100

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (5.0% Growth) Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)            Historical                          Projected
                                          1999        2000        2001        2002        2003        2004
                                        --------    --------    --------    --------    --------    --------

Revenues                                $206,743    $217,080    $227,934    $239,331    $251,297    $263,862
Cost of sales                            168,228     176,639     185,471     194,745     204,482     214,706
                                        --------    --------    --------    --------    --------    --------
Gross profit                              38,515      40,441      42,463      44,586      46,815      49,156

General and administrative, net dep.       8,867       8,810       9,276       9,765      10,278      10,817
Direct selling expenses                   16,237      17,049      17,901      18,796      19,736      20,723
                                        --------    --------    --------    --------    --------    --------
Total operating expenses                  25,104      25,859      27,177      28,561      30,014      31,540

EBITDA                                    13,411      14,582      15,286      16,025      16,801      17,616

Depreciation                               7,910       7,910       7,910       7,910       7,910       7,910
                                        --------    --------    --------    --------    --------    --------
Total depreciation & amortization          7,910       7,910       7,910       7,910       7,910       7,910

Total operating income                     5,501       6,672       7,376       8,115       8,891       9,706

Interest expense                              --       3,884       4,023       3,837       3,632       3,507
                                        --------    --------    --------    --------    --------    --------
Other expenses (income)                       --       3,884       4,023       3,837       3,632       3,507

Pre-tax income                             5,501       2,788       3,353       4,278       5,259       6,199
Provision for income taxes                   377       1,059       1,274       1,626       1,998       2,356
                                        --------    --------    --------    --------    --------    --------
Net income                              $    605    $  1,729    $  2,079    $  2,653    $  3,261    $  3,843
                                        ========    ========    ========    ========    ========    ========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)


                                   Historical                               Projected
                                      1999          2000          2001          2002          2003          2004
                                   ---------     ---------     ---------     ---------     ---------     ---------
ASSETS
Cash                               $     632     $     100     $     100     $     100     $     100     $     100
Accounts receivable                   18,117        19,023        19,974        20,973        22,021        23,122
Inventory                             34,586        36,315        38,131        40,038        42,039        44,141
Prepaid expenses                       3,433         3,605         3,785         3,974         4,173         4,381
Deferred income taxes                  1,238         1,300         1,365         1,433         1,505         1,580
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total current assets                  58,006        60,343        63,355        66,518        69,838        73,325

Land                                  11,970        11,970        11,970        11,970        11,970        11,970
Gross plant and equip                130,854       138,764       146,674       154,584       162,494       170,404
Accumulated depreciation             (82,061)      (89,971)      (97,881)     (105,791)     (113,701)     (121,611)
                                   ---------     ---------     ---------     ---------     ---------     ---------
Net P,P&E                             60,763        60,763        60,763        60,763        60,763        60,763

Fixed assets held for disposal           804           844           886           931           977         1,026
Notes & accounts receivable               50            53            55            58            61            64
Deferred charges & other assets          231           243           255           267           281           295
                                   ---------     ---------     ---------     ---------     ---------     ---------
Total assets                       $ 119,854     $ 122,245     $ 125,314     $ 128,537     $ 131,920     $ 135,473
                                   =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (5.0% Growth) Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                        Historical                                Projected
                                           1999          2000          2001          2002          2003          2004
                                        ---------     ---------     ---------     ---------     ---------     ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   4,284     $   2,509     $  10,781     $   1,455     $   1,584     $  25,839
Accounts payable                           11,686        12,270        12,884        13,528        14,204        14,915
Accrued liabilities                         6,483         6,807         7,148         7,505         7,880         8,274
Income taxes payable                         (162)         (170)         (179)         (188)         (197)         (207)
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total current liabilities                  22,291        21,416        30,634        22,300        23,472        48,821

Long term debt
     Revolver                                --          11,613        13,926        24,032        24,302        24,223
     Long term debt                        43,113        38,829        36,320        25,539        24,084        22,500
     Line of credit                         7,796          --            --            --            --            --
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total debt                            50,909        50,442        50,246        49,571        48,386        46,723
     Less current portion                  (4,284)       (2,509)      (10,781)       (1,455)       (1,584)      (25,839)
                                        ---------     ---------     ---------     ---------     ---------     ---------
     Total long-term debt                  46,625        47,933        39,465        48,116        46,802        20,884

Deferred income taxes                       4,585         4,814         5,055         5,308         5,573         5,852
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities                          73,501        74,163        75,154        75,724        75,847        75,557

Common stock                                6,810         6,810         6,810         6,810         6,810         6,810
Additional paid-in-capital                  3,992         3,992         3,992         3,992         3,992         3,992
Retained earnings                          35,551        37,280        39,358        42,011        45,271        49,115
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total stockholders' equity                 46,353        48,082        50,160        52,813        56,073        59,917
                                        ---------     ---------     ---------     ---------     ---------     ---------
Total liabilities & equity              $ 119,854     $ 122,245     $ 125,314     $ 128,537     $ 131,920     $ 135,473
                                        =========     =========     =========     =========     =========     =========

UNITED FOODS, INC. (REDUCED EXPENSES CASE) -- Projection Model (5.0% Growth) Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)                                                Projected
                                                     2000        2001         2002        2003        2004
                                                   --------     -------     --------     -------     -------
Cash flows from operating activities:
     Net income                                    $  1,729     $ 2,079     $  2,653     $ 3,261     $ 3,843
     Depreciation                                     7,910       7,910        7,910       7,910       7,910
                                                   --------     -------     --------     -------     -------
Net cash provided by operating activities             7,670       7,922        8,392       8,892       9,361

Cash flows from investing activities
     Capital expenditures (net of dispositions)      (7,910)     (7,910)      (7,910)     (7,910)     (7,910)
                                                   --------     -------     --------     -------     -------
Net cash provided by investing activities            (7,735)     (7,726)      (7,717)     (7,707)     (7,697)

Cash flows from financing activities
     Repayment of debt                              (12,080)     (2,705)     (11,456)     (2,640)     (3,247)
     Drawdown on revolver                            11,613       2,509       10,781       1,455       1,584
                                                   --------     -------     --------     -------     -------
Net cash provided by financing activities              (467)       (196)        (675)     (1,185)     (1,663)
                                                   --------     -------     --------     -------     -------
Net additions to cash                              $   (532)    $    --     $     --     $    --     $    --
                                                   ========     =======     ========     =======     =======

Beginning cash balance                                  632         100          100         100         100
Ending cash balance                                     100         100          100         100         100

Trading and Equity Analysis

            Market Value of Equity as a Percentage of Book Value of Equity
                             Quarterly Since February 1996

                                    [CHART]

Trading and Equity Analysis

                              Total Capitalization to EBIT
                             Quarterly Since February 1996

                                    [CHART]

Trading and Equity Analysis

                         Total Capitalization to EBITDA
                         Quarterly Since February 1996

                                    [CHART]

Trading and Equity Analysis


                               United Foods, Inc.
             Daily Price & Volume Trading Statistics Since 10/2/97


      United Foods Class A                         United Foods Class B

            (GRAPH)                                       (GRAPH)

Trading and Equity Analysis
                              UNITED FOODS CLASS A
             Shares Traded at Various Prices From 10/1/97 to 10/1/98


                                                                                               Cumulative
                                                                           --------------------------------------------------
                          Days      % of Total               % of Total      Days      % of Total                  % of Total
     Trading           Daily Avg.      Days        Trading     Trading     Daily Avg.     Days          Trading       Trading
     Range (1)          In Range      Traded       Volume      Volume      In Range      Traded         Volume        Volume
     ---------          --------      ------       ------      ------      --------    ----------       ------     ----------
     <  $2.20              0            0.0%            --       0.0%            0           0.0%             --        0.0%
    $2.20 - $2.45         27           10.3%        20,900       4.3%           27          10.3%         20,900        4.3%
    $2.45 - $2.70         77           29.4%       109,500      22.6%          104          39.7%        130,400       27.0%
    $2.70 - $2.95         27           10.3%        90,600      18.7%          131          50.0%        221,000       45.7%
    $2.95 - $3.20         33           12.6%        44,000       9.1%          164          62.6%        265,000       54.8%
    $3.20 - $3.45         68           26.0%       105,300      21.8%          232          88.5%        370,300       76.6%
    $3.45 - $3.70         22            8.4%        45,300       9.4%          254          96.9%        415,600       86.0%
    $3.70 - $3.95          8            3.1%        67,900      14.0%          262         100.0%        483,500      100.0%
     >=   - $3.95          0            0.0%            --       0.0%          262         100.0%        483,500      100.0%

    Total:               262          100.0%       483,500     100.0%


                              UNITED FOODS CLASS A
             Shares Traded at Various Prices From 10/1/97 to 10/1/98


                                    [CHART]


(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 1,845 shares or $5,698.58 and the average daily close has been $2.96.

Trading and Equity Analysis

                              UNITED FOODS CLASS B
             Shares Traded at Various Prices From 10/1/97 to 10/1/98

                                                                                               Cumulative
                                                                          ----------------------------------------------------
                         Days       % of Total              % of Total       Days      % of Total                   % of Total
      Trading         Daily Avg.       Days       Trading     Trading     Daily Avg.      Days        Trading         Trading
      Range (1)        In Range       Traded      Volume      Volume       In Range      Traded       Volume          Volume
      ---------       ----------    ----------    -------   ----------    ----------   ----------     -------       ----------
      < $2.25              0            0.0%           --       0.0%           0            0.0%           --            0.0%
    $2.25 - $2.50         28           11.1%       34,200      13.3%          28           11.1%       34,200           13.3%
    $2.50 - $2.75         51           20.2%       46,600      18.2%          79           31.2%       80,800           31.5%
    $2.75 - $3.00         38           15.0%       33,100      12.9%         117           46.2%      113,900           44.4%
    $3.00 - $3.25         39           15.4%       33,400      13.0%         156           61.7%      147,300           57.4%
    $3.25 - $3.50         47           18.6%       61,700      24.0%         203           80.2%      209,000           81.4%
    $3.50 - $3.75         46           18.2%       45,000      17.5%         249           98.4%      254,000           98.9%
    $3.75 - $4.00          4            1.6%        2,700       1.1%         253          100.0%      256,700          100.0%
     >=   - $4.00          0            0.0%           --       0.0%         253          100.0%      256,700          100.0%

    Total:               253          100.0%      256,700     100.0%

                              UNITED FOODS CLASS B
             Shares Traded at Various Prices From 10/1/97 to 10/1/98


                                    [CHART]


(1)      Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 1,015 shares or $3,088.97 and the average daily close has been $3.03.